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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                               DATED JULY 23, 2003

                                       of


                                ARRIS GROUP, INC.

                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                            SEC File Number 001-16631



                             11450 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097
                                 (678) 473-2000





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ITEM 5.       OTHER EVENTS.

         On July 23, 2003, ARRIS Group, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(C)  EXHIBITS

         99.1     Press Release of ARRIS Group, Inc., issued July 23, 2003.

ITEM 9.       REGULATION FD DISCLOSURE.

         The information set forth under this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

         On July 23, 2003, ARRIS Group, Inc. issued a press release reporting its financial results for the second quarter ended June 30, 2003. The press release, which has been attached as Exhibit 99.1, includes net income and earnings per share amounts which have been adjusted to exclude, among other things, amortization of intangibles. Management believes adding back the non cash amortization of intangibles provides useful information because it enables investors to compare to prior period disclosures more readily and reflects more readily meaningful information on the company's operating performance. In addition, adjusted net income and earnings per share amounts presented in the press release excluded severance costs associate with cost reduction actions implemented during the second quarter, a charge associated with the write-down of an investment in a start-up company, and an increase in the reserves for Cabovisao receivables. ARRIS believes presenting net income and earnings per share amounts excluding these highlighted items is appropriate because such items are not likely to recur regularly or in predictable amounts and, consequently, presenting net income and earnings per share, excluding such highlighted items, is meaningful supplemental information for investors.

            ARRIS believes that presenting net income and earnings per share amounts adjusted for the events described herein provides meaningful information which investors want to know and will allow investors to more easily compare ARRIS' financial performance period to period. Therefore, ARRIS will continue to provide similar information in the future with full schedules reconciling the differences between GAAP and non-GAAP financial measures. As used herein, "GAAP" refers to accounting principles generally accepted in the United States.




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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ARRIS Group, Inc.


                                   By: /s/ Lawrence A. Margolis
                                      -----------------------------------------
                                      Lawrence A. Margolis
                                      Executive Vice President, Chief Financial
                                        Officer and Secretary

Dated:  July 23, 2003



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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                      DESCRIPTION
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

      99.1       Press Release by ARRIS Group, Inc., issued July 23, 2003
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